UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 23, 2025

Fractyl Health, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-41942	27-3553477
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Van de Graaff Drive Suite 200
Burlington, Massachusetts		01803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 902-8800

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 par value per share	GUTS	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On June 23, 2025, Fractyl Health, Inc. (the “Company”) issued the press releases furnished as Exhibits 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

The information contained in Item 7.01 of this Current Report (including Exhibits 99.1 and 99.2 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 8.01 Other Events.

On June 23, 2025, the Company issued a press release announcing positive 3-month data from the open-label REVEAL-1 cohort of its ongoing REMAIN-1 pivotal study. To date, 22 participants have been treated in the REVEAL-1 Cohort, with 3-month follow-up data available for 13 individuals. At 3 months, 12 of 13 participants either lost or maintained their weight after GLP-1 discontinuation and a single Revita procedure. Notably, 6 of 13 experienced further weight loss. Median weight remained stable through 3 months, compared to the typical 5-6% rebound seen in clinical studies such as SURMOUNT-4. Only one participant experienced weight regain similar to that seen after tirzepatide withdrawal. Early signs also point to excellent weight stability following Revita procedure, with essentially no weight change between 1 and 3 months. Consistent with prior studies of Revita, the procedure was well tolerated, with no unanticipated or serious adverse effects. No new safety concerns were observed. The Company also announced that REMAIN-1 Midpoint Cohort data expected in the third quarter of 2025 and 6-month primary endpoint data from the REMAIN-1 Pivotal Cohort expected in the second half of 2026.

On June 23, 2025, the Company also issued a press release announcing new preclinical data from its Rejuva® Smart GLP-1™ pancreatic gene therapy platform, presented at the American Diabetes Association’s 85th Scientific Sessions. The data demonstrated that a single dose of Rejuva was well tolerated in healthy animals and prevented obesity and hyperglycemia in animals exposed to a high-fat diet. The Company also announced that these findings support continued advancement of RJVA-001, Rejuva’s first clinical candidate, toward first-in-human studies. Preliminary clinical data from RJVA-001 are anticipated in 2026.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this Current Report on Form 8-K that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding the promise and potential impact of our preclinical or clinical trial data, the design, initiation, timing, primary and secondary endpoints, and results of clinical enrollment and any clinical studies or readouts, the content, information used for, timing or results of any investigational new drug (IND)-enabling studies, IND applications or Clinical Trial Applications, communications with regulators, the potential launch or commercialization of any of our product candidates or products, the potential treatment population or benefits for any of our product candidates or products, and our strategic and product development objectives and goals, including with respect to enabling long-term control over obesity and type 2 diabetes without the burden of chronic therapies, redefining the future of metabolic disease treatment, positioning our Company at the forefront of the global opportunity for metabolic care, and the timing of any of the foregoing. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause the Company’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: the scope of protection we and/or any future licensors are able to establish and maintain for intellectual property rights covering our innovations or our product candidates; the Company’s limited operating history; the incurrence of significant net losses and the fact that the Company expects to continue to incur significant net losses for the foreseeable future; the Company’s need for substantial additional financing; the Company’s ability to continue as a going concern; the lengthy and unpredictable regulatory approval process for the Company’s product candidates; uncertainty regarding its clinical studies; the regulatory approval process of the FDA, comparable foreign regulatory authorities and lengthy, time-consuming and inherently unpredictable, and even if we complete the necessary clinical studies, we cannot predict when, or if, we will obtain regulatory approval or certification for any of our product candidates, and any such regulatory approval or certification may be for a more narrow indication than we seek; and the potential launch or commercialization of any of Company’s product candidates or products and our strategic and product development objectives and goals, and the other factors discussed under the caption “Risk Factors” in our Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) on May 13, 2025 and in our other filings with the SEC. These forward-looking statements are based on management’s current estimates and expectations. While the Company may elect to update such forward-looking statements at some point in the future, the Company disclaims any obligation to do so, even if subsequent events cause its views to change.

Item 9.01 Financial Statements and Exhibits.

The following exhibit relates to Item 7.01 and shall be deemed to be furnished, and not filed:

Exhibit No.	Description
99.1	Fractyl Health, Inc. Press Release dated June 23, 2025
99.2	Fractyl Health, Inc. Press Release dated June 23, 2025
104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fractyl Health, Inc.

Date:	June 23, 2025	By:	/s/ Harith Rajagopalan
Harith Rajagopalan, M.D., Ph.D. Co-Founder, Chief Executive Officer and Director (Principal Executive Officer)